UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: March 03, 2005 (Date of earliest event reported)
VARSITYBOOKS COM INC (Exact name of registrant as specified in its charter)
DC (State or other jurisdiction of incorporation)	000-28977 (Commission File Number)	54-1876848 (IRS Employer Identification Number)
	1850 M Street, NW Suite 1150 (Address of principal executive offices)	20036 (Zip Code)
Registrant's telephone number, including area code: 202.667.3400

Item 2.02. Results of Operations and Financial Condition

Fiscal 2004 earnings release

Item 9.01. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of VARSITYBOOKS COM INC dated March 03, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 03, 2005	VARSITYBOOKS COM INC By: /s/ John Griffin John Griffin Controller